Exhibit 10.28

EXECUTION VERSION

AMENDMENT NO. 2 TO
CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 27, 2017 and effective as of December 31, 2016, by and WELLS FARGO BANK, NATIONAL ASSOCIATION  (“Lender”), DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation (“Parent”), DBG SUBSIDIARY INC., a Delaware corporation (“DBG”), HUDSON CLOTHING, LLC, a California limited liability company (“Hudson”), RG PARENT LLC, a Delaware limited liability company (the “RG Parent”), ROBERT GRAHAM HOLDINGS, LLC, a New York limited liability company (“RG Holding”), ROBERT GRAHAM DESIGNS, LLC, a New York limited liability company (“RG Designs”), DFBG SWIMS, LLC, a Delaware limited liability company (“Swims”), ROBERT GRAHAM RETAIL LLC, a Delaware limited liability company (“RG Retail” and together with Parent, DBG, Hudson, RG Parent, RG Holding, and RG Designs,  collectively, the “Borrowers”, and each a  “Borrower”), and the Guarantors party hereto.

WHEREAS, Borrowers, Parent, Guarantors, and Lender are party to that certain Credit and Security Agreement, dated as of January 28, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to make certain modifications to the Credit Agreement, as more fully set forth herein;

NOW THEREFORE,  in consideration of the premises and other good and valuable consideration, and subject to the satisfaction of the conditions precedent set forth in herein, Parent, Borrowers, Guarantors, and Lender hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

2. Amendment.  In reliance upon the representations and warranties of Borrowers herein, and subject to the satisfaction of the conditions to effectiveness herein, the Credit Agreement is hereby amended as follows:

(a) Schedule 1.1 to the Credit Agreement is hereby amended by adding the following definitions thereto:

““Pro Forma EBITDA” means, with respect to any fiscal period, with respect to any target acquired in an Acquisition permitted hereunder, the consolidated net income (or loss) of such target for such period adjusted in a manner consistent with the adjustments to consolidated net income (or loss) of Parent and its Subsidiaries set forth in the definition of EBITDA, in each case to the extent applicable, as calculated by Borrowers for such period in accordance with GAAP.”

““Second Amendment Date” means March 27, 2017.”

(b) The definition of EBITDA set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““EBITDA” means, with respect to any fiscal period, the consolidated net income (or loss) of Parent and its Subsidiaries, plus (a) without duplication and to the extent deducted in determining net income for such period, the sum of (i) Interest Expense for such period (including, without limitation, fees and expenses payable in respect of the Factoring Agreement and any other factoring arrangement subject to terms reasonably acceptable to Lender), (ii) any provision for taxes based on income or profits or capital (including federal, state and local taxes, franchise taxes, excise taxes and similar taxes, including any penalties or interest with respect thereto) for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary charges for such period, (v) any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss (i) relating to write-offs, write-downs or reserves with respect to accounts and Inventory, other than certain one-time Inventory obsolescence charges in the amount of $139,250 for the three month period ending March 31, 2016, $139,250 for the three month period ending June 30, 2016, $794,250 for the three month period ending September 30, 2016, and $139,250 for the three month period ending December 31, 2016, or (ii) in respect of an item that was included in net income in a prior period), (vi) management fees paid in cash during such period to the extent permitted to be paid under the Loan Documents, (vii) expenses incurred during such period related to discontinued operations (which shall in any event include any expenses, charges and costs arising out of or related to the wind-down of retail stores of Parent or any of its Subsidiaries), (viii) noncash foreign exchange translation losses with respect to currency hedges and currency remeasurements of indebtedness, (ix) any fees, expenses, commissions, costs or other charges related to any issuance of Stock or any investment, acquisition, disposition, recapitalization or the incurrence or repayment of Indebtedness (including with respect to indebtedness, a refinancing thereof), in each case whether or not consummated, and any amendment or modification to the terms of any such transactions, (x) without duplication of fees, expenses and charges incurred pursuant to clause (xi) below, reasonable and documented out of pocket fees, costs and expenses incurred in connection with the administration of the Loans after the Closing Date, (xi) fees, expenses or charges related to the execution, delivery and performance by the Loan Parties of this Agreement, other Loan Documents, Term Loan Documents, the Merger Agreement, the Stock Purchase Agreements, the Rollover Agreement and the Asset Purchase Agreements, the borrowing of Loans and Term Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder (collectively, the "Transaction") and incurred before, on or after (but not later than 90 days after) the Closing Date in aggregate amount not to exceed $7,000,000, (xii) fees, expenses or charges related to any litigation or other adverse proceeding arising directly out of the Transaction, (xiii) solely to be added  for any computation period ending (I) on or before December 31, 2016 in an amount not to exceed $5,600,000, and (II) after December 31, 2016 and on or before December 31, 2017 in an amount not to exceed $1,000,000, the amount of severance expenses and cost savings attributable to (A) wage expense (and associated benefits and taxes) and (B) product sourcing costs as a result of diversifying the vendor base) projected by the Borrowers in good faith to result from actions taken or expected to be taken in connection with the Transaction after the Closing Date (in each case calculated on a pro forma basis as though such cost savings had been realized on the first day of such period and as if such cost savings were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that such cost savings are (1) reasonably supportable and quantifiable in the good faith judgment of the Borrowers, and (2) reasonably anticipated to be realized within 12 months after the Closing Date, (xiv) the amount of any restructuring charges and related charges, restructuring costs, integration costs, transition costs, consolidation and closing costs for stores and other facilities, project start-up costs, relocation costs, signing, retention and completion bonuses and other restructuring charges, accruals or reserves, (xv) severance expenses and pro forma adjustments, reflecting any synergies, operating expense reductions and other operating improvements expected to be taken in connection with any acquisition and reasonably anticipated to be realized within 12 months after the consummation of the acquisition (in each case calculated on a pro forma basis as though such cost savings had been realized on the first day of such period and as if such cost savings were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that such cost savings are  reasonably supportable and quantifiable in the good faith judgment of the Borrowers; provided that, for purposes of calculating EBITDA for any period, written consent of the Lender shall be required to the extent the sum of all add-backs pursuant clauses (iv), (ix), (xii), (xiv) and this clause (xv) exceeds 10% of EBITDA (before giving effect to any increases pursuant to this clause (xv)), (xvi) non-cash income reduction adjustments derived from realigning Hudson Clothing Holdings, Inc.'s accounting policies to mirror accounting policies used by Parent, (xvii) expenses incurred in connection with store pre-opening and opening costs to the extent consistent with past practice, (xviii) fees, expenses or charges incurred during such period related to the Key Man Life Insurance Policy in an aggregate amount not to exceed $100,000 in any Fiscal Year, (xix) non-cash income reduction adjustments derived from purchase accounting, and (xx) to the extent an Acquisition permitted hereunder has been consummated during such period, Pro Forma EBITDA attributable to such Acquisition (but only that portion of Pro Forma EBITDA attributable to the portion of such period that occurred prior to the date of consummation of such Acquisition), minus (b) without duplication and to the extent included in net income, (i) any credit for taxes (including federal, state and local taxes, franchise taxes, excise taxes and similar taxes) based on net income tax, and (ii) any extraordinary gains and any non-cash items of income for such period on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, EBITDA for (i) the three-month period ended March 31, 2015 shall be deemed to be $6,306,000, (ii) the three-month period ended June 30, 2015 shall be deemed to be $3,882,000, (iii) the three-month period ended September 30, 2015 shall be deemed to be $3,143,000 and (iv) the three-month period ended December 31, 2015 shall be deemed to be $5,653,000.”

3. Reaffirmation and Confirmation.  Each of Parent, each Borrower and each Guarantor hereby (a) ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, (b) agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations and (c) ratifies, affirms, acknowledges and agrees to the Liens and rights securing payment of the Obligations in all respects.

4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:
(a) Lender shall have received counterparts hereof, duly executed and delivered by all the parties hereto;
(b) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment;

(c) after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in this Amendment and/or in any other Loan Document shall be true and correct in all material respects on and as of the date hereof except (i) to the extent that any such representation or warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date and (ii) that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof;

(d) Borrowers shall have paid to Lender all reasonable and documented fees and out-of-pocket expenses under the Credit Agreement and this Amendment (including the outstanding fees and expenses of Lender, including without limitation, legal fees and expenses) have been paid by the Loan Parties to the extent such fees and expenses have been invoiced to Borrowers; and

(e) Lender shall have received a fully executed copy of an amendment to the Term Loan Agreement, dated the date hereof, among the Borrowers, the Guarantors, the Parent, the parties signatory thereto as lenders (“Term Lenders”), and TCW Asset Management Company, as agent for the Term Lenders (the "Term Loan Amendment"), which shall be in form and substance reasonably satisfactory to Lender, the conditions to effectiveness of the Term Loan Amendment shall have been satisfied and the Term Loan Amendment shall be in full force and effect.

5. Representations and Warranties. Each of Parent and each Borrower represents, warrants and covenants to Lender as of the date hereof (and after giving effect to the consent contained herein):
(a) each of Parent, each Borrower and each Guarantor is duly authorized to execute and deliver this Amendment to the Lender;

(b) the execution, delivery and performance of this Amendment, (i) has been duly authorized by all necessary action on the part of each Loan Party party or any of its Subsidiaries party thereto, (ii) does not violate the Governing Documents of any Loan Party or any of its Subsidiaries, (iii) does not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices or actions that have been obtained and that are in force and effect, (iv) does not violate any provision of federal, state, provincial, foreign or local law or regulation applicable to any Loan Party or any of its Subsidiaries or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or any of its Subsidiaries, and (v) does not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party or any of its Subsidiaries; and

(c) no Default or Event of Default has occurred and is continuing on the date hereof after giving effect to this Amendment.
6. Miscellaneous.

(a) Costs and Expenses.  Each of Parent and each Borrower agrees to pay on demand all reasonable and documented fees and out-of-pocket expenses of designated counsel to Lender in connection with this Amendment in accordance with the Credit Agreement.

(b) Loan Document. Each of Parent and each Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Credit Agreement.

(c) No Waiver; Full Force and Effect.  Except as expressly stated herein, nothing contained herein shall be deemed to (i) constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or (ii) prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with any Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time.  Nothing contained herein shall constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, Lenders reserves all rights, privileges and remedies under the Loan Documents.  Except as amended hereby, the Credit Agreement and other Loan Documents shall remain unchanged and shall continue in full force and effect.  All references in the Loan Documents to the Credit

Agreement shall be deemed to be references to the Credit Agreement as amended or modified hereby.

(d) Release.  In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each Loan Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (all such Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, actually known at law or in equity, which any Releasing Party now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment for or on account of, or in relation to, or in any way in connection with this Amendment, the Credit Agreement, or any of the other Loan Documents or any of the transactions hereunder or thereunder.  Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim released thereby, and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted shall affect in any manner the final, absolute and unconditional nature of the release set forth above.  Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with, and in favor of, each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim expressly released, remised and discharged by any Releasing Party pursuant to this Section 6(d).  If any Releasing Party violates the foregoing covenant, each Loan Party, for itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, jointly and severally agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by any Releasee as a result of such violation.

(e) Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic delivery (including “.pdf”) shall be equally effective as delivery of an original executed counterpart of this Amendment.

(f) Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York.  The choice of law and venue, jury trial waiver and judicial reference provisions set forth in Section 13 of the Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment.

(g) No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of the respective successors and permitted assignees of the parties hereto. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the parties hereto with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Amendment.

(h) Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(i) Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

DBG SUBSIDIARY INC., a Delaware corporation

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

HUDSON CLOTHING, LLC, a California limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

RG PARENT LLC, a Delaware limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

ROBERT GRAHAM RETAIL LLC a Delaware limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

ROBERT GRAHAM DESIGNS, LLC, a New York limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Credit and Security Agreement (ABL)

ROBERT GRAHAM HOLDINGS, LLC, a New York limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

DFBG SWIMS, LLC, a Delaware limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Credit and Security Agreement (ABL)

GUARANTORS:

INNOVO WEST SALES, INC., a Texas corporation

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

DBG HOLDINGS SUBSIDIARY INC., a California corporation

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

HUDSON CLOTHING HOLDINGS, INC., a Delaware corporation

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

HC ACQUISITION HOLDINGS, INC., a Delaware corporation

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Credit and Security Agreement (ABL)

RGH GROUP LLC, a Delaware limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

MARCO BRUNELLI IP, LLC, a Delaware limited liability company

By:	/s/ Bob Ross
Name:	Bob Ross
Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Credit and Security Agreement (ABL)

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Christopher Rogers
Name:	Christopher Rogers
Title:	SVP

Signature Page to Amendment No. 2 to Credit and Security Agreement (ABL)